UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2013

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36149	46-3134302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11921 Freedom Drive, Suite 550
Two Fountain Square
Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

(202) 800-4333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 24, 2013, the registration statement (File No. 333-191195) (the “Registration Statement”) for Global Defense & National Security Systems, Inc.’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated October 24, 2013, between the Company and Cowen and Company, LLC, acting on its own behalf and as representative of the several underwriters referred to in Schedule A thereto.

•	An Investment Management Trust Agreement, dated October 24, 2013, between the Company and American Stock Transfer & Trust Company, LLC.

•	A Stock Escrow Agreement, dated October 23, 2013, among the Company, American Stock Transfer & Trust Company, and Global Defense & National Security Holdings LLC.

•	A Registration Rights Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.

•	An Administrative Services Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
•	A Private Placement Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
•	A Right of First Refusal Agreement, dated October 23, 2013, between the Company and Global Integrated Security (USA) Inc.
•	A Letter Agreement, dated October 24, 2013, between the Company and Global Defense & National Security Holdings LLC.
•	A Letter Agreement, dated October 24, 2013, between the Company and Frederic Cassis.
•	A Letter Agreement, dated October 24, 2013, between the Company and Craig Dawson.
•	A Letter Agreement, dated October 24, 2013, between the Company and John Gannon.
•	A Letter Agreement, dated October 24, 2013, between the Company and David C. Gompert.
•	A Letter Agreement, dated October 24, 2013, between the Company and Dean G. Popps.
•	A Letter Agreement, dated October 24, 2013, between the Company and Gavin Long.
•	A Letter Agreement, dated October 24, 2013, between the Company and Dale R. Davis.
•	A Letter Agreement, dated October 24, 2013, between the Company and Damian Perl.

Item 8.01	Other Events.

On October 29, 2013, the Company consummated its IPO of 6,900,000 shares (the “Public Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), including 900,000 shares of Common Stock issued pursuant to the full exercise of the underwriters’ over-allotment option. The Public Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $69,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 721,500 shares of Common Stock (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, to the Company’s sponsor, Global Defense & National Security Holdings LLC (the “Sponsor”), generating gross proceeds to the Company of $7,215,000. The Private Placement Shares are identical to the shares sold in the IPO, except that the Sponsor has agreed (1) to vote the Private Placement Shares in favor of any proposed business combination, and (2) not to convert any Private Placement Shares in connection with a stockholder vote to approve any proposed initial business combination or to sell any Private Placement Shares to the Company pursuant to any tender offer in connection with any proposed initial business combination. Additionally, the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination.

A total of $72,795,000, comprised of approximately $65.6 million of the proceeds from the IPO, including approximately $1.9 million of underwriters’ deferred discount, and the proceeds of the sale of the Private Placement Shares were placed in a trust account maintained by American Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of the Company’s completion of its initial business combination or the Company’s liquidation, although the Company may withdraw the interest earned on the funds held in the trust account to pay franchise and income taxes.

Audited financial statements as of October 29, 2013 reflecting the Company’s receipt of the IPO proceeds and the proceeds of the sale of the Private Placement Shares have been issued by the Company and are included as Exhibit 99.1 to this Current Report on Form 8-K. The Company is also including as Exhibit 3.2 to this Current Report a Form 8-K an executed copy of its Amended and Restated Certificate of Incorporation.

On October 29, 2013, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 24, 2013, between the Company and Cowen and Company, LLC, acting on its own behalf and as representative of the several underwriters referred to in Schedule A thereto.
3.1	Amended and Restated Certificate of Incorporation
10.1	Investment Management Trust Agreement
10.2	Stock Escrow Agreement, dated October 23, 2013, among the Company, American Stock Transfer & Trust Company, and Global Defense & National Security Holdings LLC.
10.3	Registration Rights Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.4	Administrative Services Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.5	Private Placement Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.6	Right of First Refusal Agreement, dated October 23, 2013, between the Company and Global Integrated Security (USA) Inc.
10.7	Letter Agreement, dated October 24, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.8	Letter Agreement, dated October 24, 2013, between the Company and Frederic Cassis.
10.9	Letter Agreement, dated October 24, 2013, between the Company and Craig Dawson.
10.10	Letter Agreement, dated October 24, 2013, between the Company and John Gannon.
10.11	Letter Agreement, dated October 24, 2013, between the Company and David C. Gompert.
10.12	Letter Agreement, dated October 24, 2013, between the Company and Dean G. Popps.
10.13	Letter Agreement, dated October 24, 2013, between the Company and Gavin Long.
10.14	Letter Agreement, dated October 24, 2013, between the Company and Dale R. Davis.
10.15	Letter Agreement, dated October 24, 2013, between the Company and Damian Perl.
99.1	Audited Financial Statements
99.2	Press Release, dated as of October 29, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL DEFENSE & NATIONAL SECURITY SYSTEMS, INC.

Date: November 4, 2013	By:	/s/ Craig Dawson
	Name:	Craig Dawson
	Title:	Chief Financial Officer,
Treasurer and Director

EXHIBIT INDEX

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated October 24, 2013, between the Company and Cowen and Company, LLC, acting on its own behalf and as representative of the several underwriters referred to in Schedule A thereto.
3.1	Amended and Restated Certificate of Incorporation
10.1	Investment Management Trust Agreement
10.2	Stock Escrow Agreement, dated October 23, 2013, among the Company, American Stock Transfer & Trust Company, and Global Defense & National Security Holdings LLC.
10.3	Registration Rights Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.4	Administrative Services Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.5	Private Placement Agreement, dated October 23, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.6	Right of First Refusal Agreement, dated October 23, 2013, between the Company and Global Integrated Security (USA) Inc.
10.7	Letter Agreement, dated October 24, 2013, between the Company and Global Defense & National Security Holdings LLC.
10.8	Letter Agreement, dated October 24, 2013, between the Company and Frederic Cassis.
10.9	Letter Agreement, dated October 24, 2013, between the Company and Craig Dawson.
10.10	Letter Agreement, dated October 24, 2013, between the Company and John Gannon.
10.11	Letter Agreement, dated October 24, 2013, between the Company and David C. Gompert.
10.12	Letter Agreement, dated October 24, 2013, between the Company and Dean G. Popps.
10.13	Letter Agreement, dated October 24, 2013, between the Company and Gavin Long.
10.14	Letter Agreement, dated October 24, 2013, between the Company and Dale R. Davis.
10.15	Letter Agreement, dated October 24, 2013, between the Company and Damian Perl.
99.1	Audited Financial Statements
99.2.	Press Release, dated as of October 29, 2013